                                                               Exhibit 4.1

[CERTIFICATE]

                                   CYBERMEDIA

                                CYBERMEDIA, INC.

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF BOSTON, MA OR NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY.

This Certifies that                                       CUSIP 23249P 10 7



is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

                               CYBERMEDIA, INC.


TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

        WITNESS THE FACSIMILE SEAT OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

        Dated

/s/ [Illegible]               CYBERMEDIA, INC.    /s/ [Illegible]
- --------------------------    CORPORATE SEAL      ------------------------------
SECRETARY                     June 25, 1988       PRESIDENT AND CHIEF
                              DELAWARE            EXECUTIVE OFFICER


Countersigned and Registered:
  THE FIRST NATIONAL BANK OF BOSTON
           Transfer Agent and Registrar
By: /s/ [Illegible]
    -----------------------------
       Authorized Signature



AMERICAN BANK NOTE COMPANY              SEPTEMBER 10, 1996 fm
3504 ATLANTIC AVENUE
SUITE 12                                046214fc
LONG BEACH, CA  90807
(310) 989-2333
(FAX) (310) 426-7450      308-19X       proof: Rhy  REV 1

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________Custodian___________
                     (Cust)              (Minor)
                    under Uniform Gifts to Minors
                    Act___________________________
                               (State)
UNIF TRF MIN ACT  - __________Custodian (until age________)
                      (Cust)
                    __________under Uniform Transfers
                     (Minor)
                    to Minors Act__________________
                                     (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

/                      /

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________________


                                           X__________________________________

                                           X__________________________________
                                            NOTICE: THE SIGNATURE(S) TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME(S) AS WRITTEN UPON THE FACE OF
                                            THIS CERTIFICATE IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR
                                            ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17 ACT 18.





AMERICAN BANK NOTE COMPANY              SEPTEMBER 5, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12                                046214bk
LONG BEACH, CA  90807
(310) 989-2333
(FAX) (310) 426-7450      308-19X       proof: Rhy  NEW